ASM INDEX 30 FUND PORTFOLIO

                      American Telephone and Telegraph Co.
                              Allied Signal, Inc.
                          Aluminum Company of America
                            American Express Company
                                 Boeing Company
                               Caterpillar, Inc.
                              Chevron Corporation
                               Coca-Cola Company
                              Walt Disney Company
                            Dupont de Nemours & Co.
                               Eastman Kodak Co.
                                  Exxon Corp.
                          General Electric Corporation
                              General Motors Corp.
                             Goodyear Tire & Rubber
                                Hewlett-Packard
                     International Business Machines Corp.
                            International Paper Co.
                               Johnson & Johnson
                                McDonald's Corp.
                                Merck & Company
                      Minnesota Mining & Manufacturing Co.
                                J P Morgan, Inc.
                         Philip Morris Companies, Inc.
                              Proctor & Gamble Co.
                            Sears Roebuck & Company
                             Travelers Group, Inc.
                           Union Carbide Corporation
                           United Technologies Corp.
                             Wal-Mart Stores, Inc.



                                  Managed by:

                          Vector Index Advisors, Inc.
                           15438 North Florida Avenue
                                   Suite 107
                              Tampa, Florida 33613


                            [LOGO] ASM Index 30 Fund

June 30, 1998

Dear Shareholders,

     The large and very large companies, what we call "mega cap," continue to be leading stock market performers to date. Our concentration on 30 of the largest U.S. companies is benefiting from investor's interest in well-established and profitable corporations. As of April 30, 1998, the ASM Index 30 Fund total return was 14.92% for the calendar year with dividends reinvested This return compared well with all the benchmarks and general equity mutual funds.

     The economic problems in Asia we hear about should slow down growth in that region. Fortunately, the multinational strength of the stocks in our portfolio looks to the entire world for growth. The impressive economic recovery in Europe has helped offset the weaknesses in Asia.

     In comparison to the S&P 500, the Dow stocks have about a 25% better price to earnings ratio and a higher dividend. As investments continue to be concentrated on stocks, I believe the quality of our investment will continue to attract the conservative long-term investor.

     I am happy there is finally another fund designed to track the "Dow."* I would like to see many such funds created in the next year. Although the new fund claims, in advertisements, to be the first opportunity to invest in the "Dow Jones Industrial Average"* stocks, we know better. Our shareholders have enjoyed the benefits of this investment strategy since 1991.

     Again, earnings forecasts for the stocks in our portfolio remain impressive through 1999. This surprisingly strong stock market still has a future and we are proud, for many reasons, to be enjoying its financial benefits.

Sincerely,

/s/ Steven H. Adler

Steven H. Adler
President

  * "DOW JONES INDUSTRIAL AVERAGE" AND "DOW" ARE THE PROPERTY OF DOW JONES & COMPANY THE ASM INDEX 30 FUND IS NEITHER AFFILIATED WITH, NOR ENDORSED BY, DOW JONES & COMPANY.

                            ASM INDEX 30 FUND, INC.
                  Semi-annual Financial Statements (Unaudited)
                  For the Six Month Period Ended April 30, 1998



                                TABLE OF CONTENTS


          Schedule of Investments in Securities
          (Portfolio of Investments)                   1-3

          Statement of Assets & Liabilities              4

          Statements of Operations                       5

          Statements of Changes in Net Assets            6

          Selected Per-share Data and Ratios
          (Financial Highlights)                         7

          Notes to Financial Statements               8-11




                            [LOGO] ASM Index 30 Fund

                            ASM INDEX 30 FUND, INC.
                            Portfolio of Investments
                                 April 30, 1998
                                  (Unaudited)

                                          Percent of
                                          Total Net
                                            Assets     Shares      Value
                                            ------     ------      -----

  COMMON STOCKS:

  AEROSPACE
       Boeing Co.                                      13,350  $  668,334
       United Technologies Corp.                       13,350   1,314,141
                                                               ----------
                                               6.4%             1,982,475

  ALUMINUM
       Aluminum Company of America             3.4%    13,350   1,034,625

  AUTO AND TRUCK
       General Motors Corp.                    2.9%    13,350     899,456

  BANKING
       J.P. Morgan & Co.                       5.7%    13,350   1,752,188

  BEVERAGE
       Coca-Cola Co.                           3.3%    13,350   1,012,931

  CHEMICAL
       E.I. du Pont de Nemours & Co.                   13,350     972,047
       Union Carbide Corp.                             13,350     647,475
                                                                ---------
                                               5.3%             1,619,522

  COMPUTER & PERIPHERALS
       International Business Machines Co      5.0%    13,350   1,546,931

  CONSUMER PRODUCTS
       Procter & Gamble Co.                    3.6%    13,350   1,097,203

  DIVERSIFIED
       AlliedSignal, Inc.                              13,350     584,897
       Minnesota Mining & Manufacturing Co.            13,350   1,259,906
                                                                ---------
                                               6.0%             1,844,803

  DRUG
       Merck & Co., Inc.                       5.2%    13,350   1,608,675

  ELECTRICAL EQUIPMENT
       General Electric Corp.                  3.7%    13,350   1,136,419

  FINANCIAL SERVICES
       American Express Co.                    4.4%    13,350   1,361,700


The accompanying notes are an integral part of these financial statements.

                            ASM INDEX 30 FUND, INC.
                      Portfolio of Investments, Continued
                                 April 30, 1998
                                  (Unaudited)

                                           Percent of
                                           Total Net
                                            Assets      Shares      Value
                                            ------      ------      -----

  COMMON STOCKS (continued):

  HEALTH
       Johnson & Johnson                       3.1%    13,350  $  952,856

  INSURANCE
       Travelers Group, Inc.                   2.7%    13,350     816,853

  MACHINERY
       Caterpillar Inc.                        2.5%    13,350     760,116

  MULTIMEDIA
       The Walt Disney Co.                     5.4%    13,350   1,659,572

  OFFICE AUTOMATION & EQUIPMENT
       Hewlett-Packard Co.                     3.3%    13,350   1,005,422

  OIL/GAS
       Chevron Corp.                                   13,350   1,103,878
       Exxon Corp.                                     13,350     973,716
                                                                ---------
                                               6.8%             2,077,594

  PAPER & FOREST PRODUCTS
       International Paper Co.                 2.3%    13,350     696,703

  PHOTOGRAPHIC EQUIPMENT AND SUPPLIES
       Eastman Kodak Co.                       3.1%    13,350     963,703

  RESTAURANT
       McDonald's Corp.                        2.7%    13,350     826,031

  RETAIL STORE
       Sears, Roebuck & Co.                            13,350     791,822
       Wal-Mart Stores, Inc.                           13,350     675,009
                                                                ---------
                                               4.8%             1,466,831

  TELECOMMUNICATION SERVICES
       AT&T Corp.                              2.6%    13,350     801,835


The accompanying notes are an integral part of these financial statements.

                            ASM INDEX 30 FUND, INC.
                      Portfolio of Investments, Continued
                                 April 30, 1998
                                  (Unaudited)


                                           Percent of
                                           Total Net
                                             Assets    Shares     Value
                                             ------    ------     -----

  COMMON STOCKS (continued):

  TIRE AND RUBBER
       The Goodyear Tire & Rubber Co.          3.0%    13,350  $  934,500

  TOBACCO
       Philip Morris Companies, Inc.           1.6%    13,350     498,122

  TOTAL COMMON STOCKS                        -------           ----------
       (Cost $25,157,371)                     98.7%*           30,357,066

  REPURCHASE AGREEMENTS:

  Star Bank
       4.80%, due 5/01/98                            $319,000     319,000
       Collateralized by $320,000 GNMA 7.
       with market value of $326,650

  TOTAL REPURCHASE AGREEMENTS                  1.0%               319,000
       (Cost $319,000)

  TOTAL INVESTMENTS                           -----            ----------
       (Cost $25,476,371)                     99.7%            30,676,066

  OTHER ASSETS IN EXCESS OF LIABILITIES        0.3%                81,233

  TOTAL NET ASSETS                           ------            ----------
                                             100.0%          $ 30,757,299
                                             ======            ==========

* Total consists of individual percentages which have been rounded.

The accompanying notes are an integral part of these financial statements.

                            ASM INDEX 30 FUND, INC.

                      Statement of Assets and Liabilities
                                 April 30, 1998
                                  (Unaudited)


 ASSETS:

  Investments in common stocks, at market value
  (cost $25,157,371)                                        $ 30,357,066
  Repurchase agreements, at cost                                 319,000
  Cash                                                            42,224
  Receivable for capital shares issued                            10,797
  Interest receivable                                                 78
  Dividends receivable                                            19,894
  Receivable from investment advisor                             114,833
  Prepaid expense and other assets                                47,011
                                                            ------------
             Total Assets                                     30,910,903

 LIABILITIES:

  Payable for capital shares redeemed                             17,413
  Accrued taxes payable                                           88,476
  Payable to investment advisor                                   13,495
  Accrued expenses                                                34,220
                                                            ------------
             Total Liabilities                                   153,604

 NET ASSETS                                                 $ 30,757,299
                                                            ============
 COMPONENTS OF NET ASSETS:

  Capital paid-in                                           $ 23,359,800
  Undistributed net investment income                             55,958
  Accumulated undistributed net realized gains from investmen  2,141,846
  Net unrealized appreciation of investments                   5,199,695
                                                            ------------
             Total Net Assets                               $ 30,757,299
                                                            ============

 CAPITAL SHARES OUTSTANDING
  ($0.001 par value, 1,000,000,000 shares authorized)          1,533,233
                                                            ============

 NET ASSET VALUE -- OFFERING AND REDEMPTION PRICE PER SHARE $      20.06
                                                            ============


The accompanying notes are an integral part of these financial statements.

                            ASM INDEX 30 FUND, INC.

                            Statement of Operations
                    For the Six Months Ended April 30, 1998
                                  (Unaudited)


 INVESTMENT INCOME:

  Dividends                                                 $    286,829
  Interest                                                        21,353
                                                            ------------
         Total investment income                                 308,182

 EXPENSES:

  Management fees                                                 13,495
  Audit fees                                                      13,551
  Custodian fees                                                  18,198
  Trustee fees                                                    14,010
  Legal expense                                                   29,126
  Administrative fees                                              7,996
  Registration and filing fees                                    15,693
  Transfer agent and accounting fees                              23,747
  Printing and postage                                             6,962
  Interest expense                                                 2,660
  Other expenses                                                   1,931
                                                            ------------
         Total expenses                                          147,369
  Less: Reimbursement of expenses by advisor                    (115,794)
                                                            ------------
         Total expenses--net                                      31,575

         Investment income--net                                  276,607



  Net realized gains from investment transactions              2,372,777
  Change in unrealized appreciation of investments             3,426,567
                                                            ------------
         Net realized and unrealized gains from investments    5,799,344

 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $  6,075,951
                                                            ============


The accompanying notes are an integral part of these financial statements.

                            ASM INDEX 30 FUND, INC.

                      Statements of Changes in Net Assets


                                                  Six Months          Year
                                                    Ended             Ended
                                                April 30, 1998  October 31, 1997
                                                 (Unaudited)
Increase (decrease) in net assets:

OPERATIONS:

 Net investment income                           $    276,607     $    430,876
 Net realized gains from investment transactions    2,372,777        5,534,868
 Change in unrealized appreciation of investments   3,426,567        1,680,860

   Net increase in net assets resulting          ------------     ------------
   from operations                                  6,075,951        7,646,604

DISTRIBUTIONS TO SHAREHOLDERS:

 From net investment income                          (220,649)        (430,876)
 In excess of net investment income                       ---          (63,140)
 From net realized gains                           (1,783,996)        (208,768)

   Net decrease in net assets resulting          ------------      ------------
   from distributions to shareholders              (2,004,645)        (702,784)

CAPITAL SHARE TRANSACTIONS:

 Proceeds from shares issued                       42,707,901       77,870,255
 Reinvestment of distributions                      1,527,867          590,838
 Cost of shares redeemed                          (38,676,597)     (73,593,574)

   Net increase in net assets resulting           -----------      ------------
   from capital share in transactions               5,559,171        4,867,519

TOTAL INCREASE IN NET ASSETS                        9,630,477       11,811,339

Net assets - beginning of period                   21,126,822        9,315,483
                                                  -----------      ------------
NET ASSETS - END OF PERIOD                       $ 30,757,299    $  21,126,822
                                                  ===========      ============

CHANGES IN SHARES OUTSTANDING:

 Shares issued                                      2,312,452        4,853,861
 Shares issued in connection with reinvestment o       86,851           36,286
 Shares redeemed                                   (2,093,967)      (4,321,722)
                                                  -----------      ------------
   Net increase in shares outstanding                 305,336          568,425
                                                  ===========      ============


The accompanying notes are an integral part of these financial statements.

                            ASM INDEX 30 FUND, INC.

                              Financial Highlights

                                              Six Months
                                             Ended April 30,           Years Ended October 31,
                                             --------------  -------------------------------------------
                                              (Unaudited)
                                                 1998         1997      1996     1995     1994     1993
                                             --------------  -------  -------  -------  -------  -------
  NET ASSET VALUE, BEGINNING OF PERIOD         $  17.21     $ 14.13  $ 11.37  $  9.78  $ 10.07  $  9.23
                                             --------------  -------  -------  -------  -------  -------
  INVESTMENT OPERATIONS:
   Net investment income                           0.14        0.18     0.08      ---     0.56     0.43
   Net gains (losses) from investments
    (realized and unrealized)                      3.59        3.34     2.76     1.77    (0.16)    0.88
                                             --------------  -------  -------  -------  -------  -------
     Total from investment operations              3.73        3.52     2.84     1.77     0.40     1.31

  DISTRIBUTIONS:
   From net investment income                     (0.10)      (0.18)   (0.07)   (0.05)   (0.52)   (0.47)
   In excess of net investment income               ---       (0.11)   (0.01)   (0.13)     ---      ---
   From net realized gains                        (0.78)      (0.15)     ---      ---      ---      ---
   Tax return of capital                            ---         ---      ---      ---    (0.17)     ---
                                             --------------  -------  -------  -------  -------  -------
     Total distributions                          (0.88)      (0.44)   (0.08)   (0.18)   (0.69)   (0.47)


  NET ASSET VALUE, END OF PERIOD               $  20.06     $ 17.21  $ 14.13  $ 11.37  $  9.78  $ 10.07
                                             ==============  =======  =======  =======  =======  =======

  TOTAL RETURN                                    22.41%      25.18%   25.01%   18.10%    3.97%   14.65%
                                             ==============  =======  =======  =======  =======  =======
  RATIOS/SUPPLEMENTAL DATA:

   Net assets, end of period (000)             $ 30,757     $21,127  $ 9,315  $ 9,704  $ 7,277  $17,085
   Ratio of expenses to average net assets *      0.18%(a)    0.42%    1.86%    3.01%**  0.75%    0.75%
   Ratio of net investment income to average
     net assets *                                 1.57%(a)    1.51%    0.53%    0.04%    2.17%    3.35%
   Portfolio turnover rate ***                     91%        265%     391%     340%    1193%     642%
   Average commission rate paid ****           $ 0.0488     $0.0387  $0.0800


* Ratios are presented net of fees voluntarily reduced. If such voluntary fee reductions had not occured, the ratios would have been as follows:

    Ratio of expenses to average net assets      0.84%(a)    1.05%    2.59%     5.77%    2.94%    3.38%
    Ratio of net investment income (loss)
      to average net assets                      0.91%(a)    0.88%   (0.20%)   (2.72%)  (0.02%)   0.72%


As a result of certain tax adjustments necessitated by the Fund's failure to qualify as a regulated investment company for the years ended October 31, 1995, 1994, and 1993, as well as other adjustments, the gross expense ratios previously reported for these periods have been restated.

** Includes $50,460 of interest expense not subject to the expense reimbursement agreement.

*** The Fund continues to be as fully invested in equities as possible. Therefore, portfolio turnover is higher than most equity mutual funds because purchases and sales of securities are necessary for settlement of transactions requested by Fund shareholders.

**** For fiscal periods beginning on or after September 1, 1995, the Fund is required to present the average commission paid for securities transactions on which commissions are charged.

(a) (Annualized)


The accompanying notes are an integral part of these financial statements.

                             ASM INDEX 30 FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 1998
                                   (UNAUDITED)


     ASM Index 30 Fund, Inc. (the "Fund") was incorporated in Maryland on April 25, 1990 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, diversified, open-end management investment company. The Fund has an investment objective of providing total return through a combination of capital appreciation and current income.

1.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period.

SECURITY VALUATION

     Portfolio securities are listed on a national securities exchange and are stated at the last reported sales price on the day of valuation.

SECURITY TRANSACTIONS

     The Fund records purchases of investments one business day after trade date and sales of investments on the trade date. Realized gains and losses from sales of investments are calculated on the specific identification basis. Interest income is recognized on the accrual basis, and dividend income is recorded on the ex-dividend date.

REPURCHASE AGREEMENTS

     Repurchase agreements are transactions in which the Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The Fund may invest in repurchase agreements with institutions believed by Vector Index Advisors, Inc. (the "Advisor") to present minimum credit risk. Each repurchase agreement is recorded at cost. The

                             ASM INDEX 30 FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 APRIL 30, 1998
                                   (UNAUDITED)


Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a counterparty default. The seller, under the repurchase agreement, is required to maintain the value of the securities at least equal to the repurchase price, including accrued interest.

CASH AND CASH EQUIVALENTS

     Cash and cash equivalents consist of cash on deposit with the custodian.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions to shareholders are recorded on the ex-dividend date. On a quarterly basis, the Fund declares and pays dividends from net investment income, if any. On an annual basis, the Fund declares and pays net capital gain dividends, if any. Dividends from net investment income and net capital gain dividends are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to deferrals of certain losses and the Fund's use of the accounting practice of tax equalization, whereby a portion of the costs of capital shares redeemed is attributable to distributions to shareholders. Permanent book and tax basis differences have been reclassified among the components of net assets.

FEDERAL INCOME TAXES

     The Fund intends to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

2.   INVESTMENT ADVISORY FEES

     The Fund operates under an investment management agreement (the "Agreement") with the Advisor. The Agreement provides for compensation to the Advisor at an annual rate of 0.08% of the Fund's average daily net assets.

                             ASM INDEX 30 FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 APRIL 30, 1998
                                   (UNAUDITED)


Pursuant to the Agreement, the Advisor provides continuous supervision of the investment portfolio and pays the cost of compensation of the officers of the Fund, and occupancy and certain clerical and administrative costs involved in portfolio management. The Fund bears all other costs and expenses.

     Certain officers and directors of the Fund are also officers and directors of the Advisor. Commencing January 15, 1997, the Advisor voluntarily agreed to limit expenses of the Fund to 0.18% of the Fund's average daily net assets. Pursuant to commitments made to the Fund by the Advisor, the Advisor reimbursed the Fund $115,794 for the six months ended April 30, 1998. The Board of Directors of the Fund has obtained confirmation that the Advisor has made arrangements to assure availability of funds to discharge the Fund's obligations. All amounts due under statutory and voluntary expense limitations were paid by the Advisor within 30 days of determination.

3.   INVESTMENT TRANSACTIONS

     For the six months ended April 30, 1998, purchases and sales of investment securities (excluding short-term securities) were $34,365,936 and $30,737,604, respectively. As of April 30, 1998, the aggregate cost basis of investments for Federal income tax purposes was $25,707,302 and net unrealized appreciation of investments for Federal income tax purposes was comprised of the following:

     Gross unrealized appreciation of investments         $       5,339,292
     Gross unrealized depreciation of investments                  (139,597)
                                                          ------------------
     Net unrealized appreciation of investments           $       5,199,695
                                                          ==================

                             ASM INDEX 30 FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 APRIL 30, 1998
                                   (UNAUDITED)


4.   FINANCIAL HIGHLIGHTS RESTATEMENT

     During the year ended October 31, 1996, the Fund, in consultation with its auditors and legal counsel, determined, based on information available at the time, that the Fund did not qualify as a regulated investment company under the Internal Revenue Code for the years ended October 31, 1995 and 1994. As such, the Fund would be subject to accrued Federal income taxes and interest of approximately $88,476. The Advisor has agreed to pay these costs.

     Also, advisory fees in the amount of $23,443 for the period from April 16, 1995 to October 31, 1995 should not have been accrued by the Fund nor reimbursed by the Advisor. As a result, the expense ratios before reimbursement in the Financial Highlights have been restated to reflect these changes. Prior to restatement, such ratios were 5.94% and 2.55% for the years ended October 31, 1995 and 1994, respectively. All amounts discussed above as well as amounts due under statutory and voluntary expense limitations are reflected in the receivable from advisor on the Statement of Assets and Liabilities.

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